Fixed Assets Disclosure	12 Months Ended
Dec. 31, 2014
Notes
Fixed Assets Disclosure

NOTE 5 - FIXED ASSETS

Fixed assets consisted of the following at:

	DECEMBER 31,	DECEMBER 31,
	2014	2013

Office furniture & equipment	$32,895	$32,895
Less: accumulated depreciation	(10,750)	(5,525)
Total fixed assets, net	$22,145	$27,370

During the years ended December 31, 2014 and December 31, 2013, the Company recorded depreciation expense of $5,225 and $3,494, respectively.